AUGUST 30, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD INTERNATIONAL GROWTH FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018

AND

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH AUGUST 9, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved a reduction to the management fee schedule and changes to certain expense reimbursement arrangements for The Hartford International Growth Fund effective September 1, 2018. Effective September 1, 2018, the management fee of Hartford Funds Management Company, LLC (“HFMC”) set forth in the investment management agreement with respect to The Hartford International Growth Fund will be as follows: 0.8000% of the first $250 million, 0.7500% of the next $250 million, 0.7000% of the next $500 million, and 0.6500% in excess of $1 billion annually of the Fund’s average daily net assets. In addition, effective September 1, 2018, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for The Hartford International Growth Fund as follows: 1.30% (Class A), 1.30% (Class T), 2.05% (Class C), 1.00% (Class I), 1.57% (Class R3), 1.27% (Class R4), 1.00% (Class R5), 0.85% (Class R6), 0.95% (Class Y) and 0.85% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7410	August 2018